SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                          JULY 29, 2003 (JULY 28, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     OKLAHOMA                        1-13726                       73-1395733
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(State or other jurisdict         (Commission File No.)          (IRS Employer
    of incorporation)                                        Identification No.)


       6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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   (Address of principal executive offices)                           (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         We issued a press release on July 28, 2003, which includes information regarding our consolidated results of operations and financial condition as of and for the quarterly period ended June 30, 2003. It also includes updated information on our 2003 outlook. The text of that press release is attached to this Report as an exhibit and is incorporated by reference herein.

         The press release contains information concerning financial measures that we use that may be considered "non-GAAP financial measures" under Securities and Exchange Commission rules. Specifically, the press release contains information concerning operating cash flow (defined as cash flow from operating activities before changes in assets and liabilities) and EBITDA, each of which is reconciled in the press release to cash from operating activities, the most directly comparable financial measure reported under generally accepted accounting principles.

         With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our future outlook, which can be found on our website at www.chkenergy.com. We caution you that our outlook is given as of July 28, 2003 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

         This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Report other than under Item 12 hereof.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             CHESAPEAKE ENERGY CORPORATION


                                             BY:     /S/ AUBREY K. MCCLENDON
                                             -----------------------------------
                                                     AUBREY K. MCCLENDON
                                                  Chairman of the Board and
                                                   Chief Executive Officer

Dated:        July 29, 2003